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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)   JANUARY  17,  2003
                                                          ------------------

                            FINANCIAL SYSTEMS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-25881                  48-1259976
 ------------------------               -------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


        990 STEWART AVENUE, GARDEN CITY, NEW YORK                   11530
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       (Address  of  principal  executive  offices)              (Zip Code)


Registrant's  telephone  number,  including  area  code       (516)  228-0070
                                                        ------------------------


     NETSTAFF, INC., 168 SOUTH PARK STREET, SAN FRANCISCO, CALIFORNIA 94107
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On January 17, 2003, the independent accounting firm of Abrams & Company, P.C. ("Abrams & Company") was engaged as principal accountant to audit the financial statements of Financial Systems Group, Inc. ("FSG," which is the successor company to NetStaff, Inc.). Accordingly, on January 17, 2003, FSG dismissed Stark Winter Schenkein & Co., LLP ("SWS"), the independent accounting firm that was engaged as principal accountant to audit the financial statements of NetStaff, Inc., prior to the engagement of Abrams & Company. The client-auditor relationship between FSG and SWS ceased on January 17, 2003.

     SWS's audit report dated December 23, 2002 on the financial statements of NetStaff, Inc. as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the two years ended December 31, 2001, and during the subsequent interim period through January 17, 2003, there were no disagreements with SWS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to SWS's satisfaction, would have caused SWS to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Securities Act of 1933, as amended.

     On the date of filing of this report on Form 8-K, FSG provided SWS with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-B. FSG requested that SWS furnish FSG with a letter addressed to the Securities and Exchange Commission stating whether SWS agrees with the statements made by FSG in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of FSG's letter will be filed as an exhibit to an amendment to this Form 8-K.

     FSG's decision to engage Abrams & Company was approved by FSG's board of directors. FSG has not consulted with Abrams & Company in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on FSG's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) of Regulation S-B. FSG has authorized SWS to respond fully to inquiries of Abrams & Company regarding SWS's audit of the financial statements of NetStaff, Inc. for the years ended December 31, 2001 and 2000, and SWS's assistance with preparation of the federal and California corporate income tax returns of NetStaff, Inc. for 1999 and 2000.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  Statements  of  Businesses  Acquired.  Not  applicable.

Pro  Forma  Financial  Information.  Not  applicable.

     (c)  Exhibits.

          16.1 Letter from Stark Winter Schenkein & Co., LLP regarding change in certifying accountant*

          *To  be  filed  by  amendment.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January  24,  2003     FINANCIAL  SYSTEMS  GROUP,  INC.

                              By:  /S/  MARC  K.  SWICKLE
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                                        Marc  K.  Swickle,  President


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